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                                   EXHIBIT 22
                           Subsidiaries of Registrant



                    Earl Scheib of Arizona, Inc.
                    an Arizona corporation

                    Earl Scheib of Arkansas, Inc.
                    an Arkansas corporation

                    Earl Scheib of California, Inc.
                    a California corporation

                    Earl Scheib of Colorado, Inc.
                    a Colorado corporation

                    Earl Scheib of Connecticut, Inc.
                    a Connecticut corporation

                    Earl Scheib of D.C., Inc.
                    a District of Columbia corporation

                    Earl Scheib of Hawaii, Inc.
                    a Hawaii corporation

                    Earl Scheib of Illinois, Inc.
                    an Illinois corporation

                    Earl Scheib of Indiana, Inc.
                    an Indiana corporation

                    Earl Scheib of Kansas, Inc.
                    a Kansas corporation

                    Earl Scheib of Kentucky, Inc.
                    a Kentucky corporation

                    Earl Scheib of Louisiana, Inc.
                    a Louisiana corporation

                    Earl Scheib of Maryland, Inc.
                    a Maryland corporation

                    Earl Scheib of Michigan, Inc.
                    a Michigan corporation

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                    Earl Scheib of Missouri, Inc.
                    a Missouri corporation

                    Earl Scheib of Nebraska, Inc.
                    a Nebraska corporation

                    Earl Scheib of Nevada, Inc.
                    a Nevada corporation

                    Earl Scheib of New Jersey, Inc.
                    a New Jersey corporation

                    Earl Scheib of New Mexico, Inc.
                    a New Mexico corporation

                    Earl Scheib of New York, Inc.
                    a New York corporation

                    Earl Scheib of North Carolina, Inc.
                    a North Carolina corporation

                    Earl Scheib of Ohio, Inc.
                    an Ohio corporation

                    Earl Scheib of Oklahoma, Inc.
                    an Oklahoma corporation

                    Earl Scheib of Oregon, Inc.
                    an Oregon corporation

                    Earl Scheib of Pennsylvania, Inc.
                    a Pennsylvania corporation

                    Earl Scheib of South Carolina, Inc.
                    a South Carolina corporation

                    Earl Scheib of Tennessee, Inc.
                    a Tennessee corporation

                    Earl Scheib of Texas, Inc.
                    a Texas corporation

                    Earl Scheib of Utah, Inc.
                    a Utah corporation

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                    Earl Scheib of Virginia, Inc.
                    a Virginia corporation

                    Earl Scheib of Washington, Inc.
                    a Washington corporation

                    Earl Scheib of West Virginia, Inc.
                    a West Virginia corporation

                    Earl Scheib, International
                    a California corporation

                    Earl Scheib Paint and Supply Co.
                    a California corporation

                    Earl Scheib Realty Co.
                    a California corporation

                    Earl Scheib Automotive Paint Finishes, Inc.
                    a Missouri corporation

                    Precision Coatings, Inc.
                    a Missouri Corporation